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Exhibit 99.1

Unaudited Historical Attributed Financial Information for Tracking Stock Groups

        On March 3, 2008, Liberty Media Corporation ("Liberty") completed a reclassification of its Liberty Capital common stock whereby each share of Series A Liberty Capital common stock was reclassified as one share of the reclassified Series A Liberty Capital common stock and four shares of the new Series A Liberty Entertainment common stock, and each share of Series B Liberty Capital common stock was reclassified as one share of the reclassified Series B Liberty Capital common stock and four shares of the new Series B Liberty Entertainment common stock. The Liberty Entertainment common stock is intended to track and reflect the separate economic performance of the new Entertainment Group, which includes, among other things, Liberty's approximate 41% ownership interest in The DIRECTV Group, Inc. and its 100% ownership interests in Starz Entertainment Group, LLC, FUN Technologies, Inc. and certain regional sports television networks. The reclassified Liberty Capital common stock is intended to track and reflect the economic performance of the Capital Group, which includes, among other things, Liberty's wholly-owned subsidiaries Starz Media, LLC, Atlanta National League Baseball Club, Inc. and TruePosition, Inc.

        The following tables present the assets, liabilities, revenue, expenses and cash flows of Liberty and its subsidiaries as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 that have been attributed to the Interactive Group, the Entertainment Group and the Capital Group, respectively. The financial information should be read in conjunction with our audited financial statements for the years ended December 31, 2007, 2006 and 2005 filed as Exhibit 99.3 to this Form 8-K. The attributed financial information presented in the tables has been prepared assuming the reclassification had been completed as of January 1, 2005.

        Notwithstanding the following attribution of assets, liabilities, revenue, expenses and cash flows to the Interactive Group, the Entertainment Group and the Capital Group, the reclassification does not affect the ownership or the respective legal title to such assets or responsibility for such liabilities. We and our subsidiaries each continue to be responsible for our respective liabilities. Holders of Liberty Interactive common stock, Liberty Entertainment common stock and Liberty Capital common stock are holders of Liberty common stock and continue to be subject to risks associated with an investment in our company and all of our businesses, assets and liabilities. The reclassification of our old Liberty Capital common stock into Liberty Entertainment common stock and Liberty Capital common stock does not affect the rights of our creditors.

BALANCE SHEET INFORMATION
December 31, 2007
(unaudited)

	Attributed (note 1)
	Interactive Group	Entertainment Group	Capital Group	Eliminations	Consolidated Liberty
	amounts in millions
Assets
Current assets:
Cash and cash equivalents	$557	90	2,488	—	3,135
Trade and other receivables, net	1,179	183	155	—	1,517
Inventory, net	975	—	—	—	975
Program rights	—	515	—	—	515
Current deferred tax assets	149	—	—	(149)	—
Other current assets	61	5	116	(15)	167

Total current assets	2,921	793	2,759	(164)	6,309

Investments in available-for-sale securities and other cost investments (note 2)	2,044	10,652	4,873	—	17,569
Investments in affiliates, accounted for using the equity method	1,311	249	257	—	1,817
Investment in special purpose entity	—	—	750	—	750
Property and equipment, net	1,074	129	148	—	1,351
Goodwill	5,928	1,500	427	—	7,855
Trademarks	2,489	8	18	—	2,515
Other non-amortizable intangibles	—	—	173	—	173
Intangible assets subject to amortization, net	3,502	46	315	—	3,863
Other assets, at cost, net of accumulated amortization	57	431	2,959	—	3,447

Total assets	$19,326	13,808	12,679	(164)	45,649

Liabilities and Equity
Current liabilities:
Accounts payable	$571	6	28	—	605
Accrued interest	100	8	40	—	148
Other accrued liabilities	644	148	144	—	936
Intergroup payable (receivable)	95	(1)	(94)	—	—
Accrued stock compensation	20	164	23	—	207
Current portion of debt (note 3)	13	3	175	—	191
Current deferred tax liabilities	—	—	242	(149)	93
Other current liabilities	62	6	1,241	(15)	1,294

Total current liabilities	1,505	334	1,799	(164)	3,474

Long-term debt (note 3)	7,164	470	3,890	—	11,524
Deferred income tax liabilities (note 6)	2,670	3,521	2,267	—	8,458
Other liabilities	350	26	1,365	—	1,741

Total liabilities	11,689	4,351	9,321	(164)	25,197
Minority interests in equity of subsidiaries	107	—	759	—	866
Equity/Attributed net assets	7,530	9,457	2,599	—	19,586

Total liabilities and equity	$19,326	13,808	12,679	(164)	45,649

BALANCE SHEET INFORMATION
December 31, 2006
(unaudited)

	Attributed (note 1)
	Interactive Group	Entertainment Group	Capital Group	Eliminations	Consolidated Liberty
	amounts in millions
Assets
Current assets:
Cash and cash equivalents	$946	91	2,070	—	3,107
Trade and other receivables, net	977	177	122	—	1,276
Inventory, net	831	—	—	—	831
Program rights	—	531	—	—	531
Current deferred tax assets	159	—	—	(31)	128
Other current assets	71	5	268	—	344
Assets of discontinued operations	—	—	512	—	512

Total current assets	2,984	804	2,972	(31)	6,729

Investments in available-for-sale securities and other cost investments (note 2)	2,572	11,160	7,890	—	21,622
Investments in affiliates, accounted for using the equity method	1,358	253	231	—	1,842
Property and equipment, net	912	139	95	—	1,146
Goodwill	5,755	1,464	369	—	7,588
Trademarks	2,450	3	18	—	2,471
Intangible assets subject to amortization, net	3,756	63	91	—	3,910
Other assets, at cost, net of accumulated amortization	33	454	1,843	—	2,330

Total assets	$19,820	14,340	13,509	(31)	47,638

Liabilities and Equity
Current liabilities:
Accounts payable	$475	9	24	—	508
Accrued interest	136	23	55	—	214
Other accrued liabilities	637	174	64	—	875
Intergroup payable (receivable)	81	—	(81)	—	—
Accrued stock compensation	26	130	4	—	160
Current portion of debt (note 3)	11	3	100	—	114
Current deferred tax liabilities	—	—	31	(31)	—
Other current liabilities	91	12	1,494	—	1,597
Liabilities of discontinued operations	—	—	101	—	101

Total current liabilities	1,457	351	1,792	(31)	3,569

Long-term debt (note 3)	6,372	173	2,364	—	8,909
Deferred income tax liabilities (note 6)	3,057	3,703	2,901	—	9,661
Other liabilities	277	263	3,036	—	3,576

Total liabilities	11,163	4,490	10,093	(31)	25,715
Minority interests in equity of subsidiaries	96	53	141	—	290
Equity/Attributed net assets	8,561	9,797	3,275	—	21,633

Total liabilities and equity	$19,820	14,340	13,509	(31)	47,638

STATEMENT OF OPERATIONS INFORMATION
Year ended December 31, 2007
(unaudited)

	Attributed (note 1)
	Interactive Group	Entertainment Group	Capital Group	Consolidated Liberty
	amounts in millions
Revenue:
Net retail sales	$7,802	—	—	7,802
Communications and programming services	—	1,136	485	1,621

	7,802	1,136	485	9,423

Operating costs and expenses:
Cost of sales	4,921	—	—	4,921
Operating	638	725	480	1,843
Selling, general and administrative (including stock-based compensation) (notes 1, 4 and 5)	594	202	227	1,023
Depreciation and amortization	536	37	102	675
Impairment of long-lived assets	—	41	182	223

	6,689	1,005	991	8,685

Operating income (loss)	1,113	131	(506)	738
Other income (expense):
Interest expense	(465)	(25)	(151)	(641)
Dividend and interest income	44	60	217	321
Share of earnings (losses) of affiliates, net	77	13	(68)	22
Realized and unrealized gains (losses) on financial instruments, net	(6)	14	1,261	1,269
Gains (losses) on dispositions, net	12	(1)	635	646
Other than temporary declines in fair value of investments	—	—	(33)	(33)
Other, net	1	—	(2)	(1)

	(337)	61	1,859	1,583

Earnings from continuing operations before income taxes and minority interests	776	192	1,353	2,321
Income tax benefit (expense) (note 6)	(306)	(77)	62	(321)
Minority interests in losses (earnings) of subsidiaries	(29)	21	(27)	(35)

Earnings from continuing operations	$441	136	1,388	1,965

Historical basic earnings from continuing operations per common share:
Liberty Interactive common stock				$.70

Liberty Capital common stock				$11.55

Pro forma basic earnings from continuing operations per common share (note 7):
Liberty Interactive common stock				$.70

Liberty Entertainment common stock				$.26

Liberty Capital common stock				$10.75

STATEMENT OF OPERATIONS INFORMATION
Year ended December 31, 2006
(unaudited)

	Attributed (note 1)
	Interactive Group	Entertainment Group	Capital Group	Consolidated Liberty
	amounts in millions
Revenue:
Net retail sales	$7,326	—	—	7,326
Communications and programming services	—	1,075	212	1,287

	7,326	1,075	212	8,613

Operating costs and expenses:
Cost of sales	4,565	—	—	4,565
Operating	596	766	164	1,526
Selling, general and administrative (including stock-based compensation) (notes 1, 4 and 5)	544	143	119	806
Depreciation and amortization	491	41	50	582
Impairment of long-lived assets	—	113	—	113

	6,196	1,063	333	7,592

Operating income (loss)	1,130	12	(121)	1,021
Other income (expense):
Interest expense	(417)	(31)	(232)	(680)
Dividend and interest income	40	61	113	214
Share of earnings of affiliates, net	47	14	30	91
Realized and unrealized gains (losses) on financial instruments, net	20	(31)	(268)	(279)
Gains on dispositions of assets, net	—	—	607	607
Other than temporary declines in fair value of investments	—	—	(4)	(4)
Other, net	23	(5)	—	18

	(287)	8	246	(33)

Earnings from continuing operations before income taxes and minority interests	843	20	125	988
Income tax benefit (expense) (note 6)	(210)	(43)	1	(252)
Minority interests in losses (earnings) of subsidiaries	(35)	10	(2)	(27)

Earnings (loss) from continuing operations	$598	(13)	124	709

STATEMENT OF OPERATIONS INFORMATION
Year ended December 31, 2005
(unaudited)

	Attributed (note 1)
	Interactive Group	Entertainment Group	Capital Group	Consolidated Liberty
	amounts in millions, except per share amounts
Revenue:
Net retail sales	$6,501	—	—	6,501
Communications and programming services	—	1,004	141	1,145

	6,501	1,004	141	7,646

Operating costs and expenses:
Cost of sales	4,112	—	—	4,112
Operating	570	706	121	1,397
Selling, general and administrative (including stock-based compensation) (notes 1, 4 and 5)	454	145	49	648
Depreciation and amortization	449	49	47	545

	5,585	900	217	6,702

Operating income (loss)	916	104	(76)	944
Other income (expense):
Interest expense	(374)	(28)	(224)	(626)
Dividend and interest income	35	60	48	143
Share of earnings (losses) of affiliates, net	9	(17)	21	13
Realized and unrealized gains (losses) on financial instruments, net	(17)	71	203	257
Gains (losses) on dispositions of assets, net	40	—	(401)	(361)
Other than temporary declines in fair value of investments	—	(351)	(98)	(449)
Other, net	(38)	1	(2)	(39)

	(345)	(264)	(453)	(1,062)

Earnings (loss) from continuing operations before income taxes and minority interests	571	(160)	(529)	(118)
Income tax benefit (expense) (note 6)	(225)	127	224	126
Minority interests in earnings of subsidiaries	(48)	—	(3)	(51)

Earnings (loss) from continuing operations	$298	(33)	(308)	(43)

STATEMENT OF CASH FLOWS INFORMATION
Year ended December 31, 2007
(unaudited)

	Attributed (note 1)
	Interactive Group	Entertainment Group	Capital Group	Consolidated Liberty
	amounts in millions
Cash flows from operating activities:
Net earnings	$441	136	1,537	2,114
Adjustments to reconcile net earnings to net cash provided by operating activities:
Earnings from discontinued operations	—	—	(149)	(149)
Depreciation and amortization	536	37	102	675
Impairment of long-lived assets	—	41	182	223
Stock-based compensation	35	46	12	93
Cash payments for stock-based compensation	(37)	—	(3)	(40)
Noncash interest expense	4	—	5	9
Share of losses (earnings) of affiliates, net	(77)	(13)	68	(22)
Realized and unrealized losses (gains) on financial instruments, net	6	(14)	(1,261)	(1,269)
Losses (gains) on disposition of assets, net	(12)	1	(635)	(646)
Other than temporary declines in fair value of investments	—	—	33	33
Minority interests in earnings (losses) of subsidiaries	29	(21)	27	35
Intergroup tax allocation	278	—	(278)	—
Intergroup tax payments	(321)	—	321	—
Other intergroup cash transfers, net	54	—	(54)	—
Deferred income tax expense (benefit)	(128)	48	200	120
Other noncash charges (credits), net	(1)	—	142	141
Changes in operating assets and liabilities, net of the effects of acquisitions:
Current assets	(290)	19	(165)	(436)
Payables and other current liabilities	87	(62)	252	277

Net cash provided by operating activities	604	218	336	1,158

Cash flows from investing activities:
Cash proceeds from dispositions	12	—	483	495
Net proceeds from settlement of financial instruments	—	—	75	75
Cash received in exchange transactions	—	—	1,154	1,154
Cash paid for acquisitions, net of cash acquired	(236)	(105)	(7)	(348)
Capital expended for property and equipment	(289)	(11)	(16)	(316)
Net sales of short term investments	—	—	34	34
Investment in special purpose entity	—	—	(750)	(750)
Net increase in restricted cash	—	—	(882)	(882)
Other investing activities, net	(74)	11	(132)	(195)

Net cash used by investing activities	(587)	(105)	(41)	(733)

Cash flows from financing activities:
Borrowings of debt	1,112	—	757	1,869
Repayments of debt	(332)	(3)	(163)	(498)
Repurchases of Liberty common stock	(1,224)	—	(1,305)	(2,529)
Contribution from minority owner	—	—	751	751
Intergroup cash transfers, net	—	(111)	111	—
Other financing activities, net	28	—	(27)	1

Net cash provided (used) by financing activities	(416)	(114)	124	(406)

Effect of foreign currency rates on cash	10	—	(2)	8

Net cash provided by discontinued operations:
Cash provided by operating activities	—	—	8	8
Cash used by investing activities	—	—	(9)	(9)
Change in available cash held by discontinued operations	—	—	2	2

Net cash provided by discontinued operations	—	—	1	1

Net increase (decrease) in cash and cash equivalents	(389)	(1)	418	28
Cash and cash equivalents at beginning of year	946	91	2,070	3,107

Cash and cash equivalents at end of year	$557	90	2,488	3,135

STATEMENT OF CASH FLOWS INFORMATION
Year ended December 31, 2006
(unaudited)

	Attributed (note 1)
	Interactive Group	Entertainment Group	Capital Group	Consolidated Liberty
	amounts in millions
Cash flows from operating activities:
Net earnings (loss)	$511	(15)	344	840
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Earnings from discontinued operations	—	—	(220)	(220)
Cumulative effect of accounting change	87	2	—	89
Depreciation and amortization	491	41	50	582
Impairment of long-lived assets	—	113	—	113
Stock-based compensation	59	2	6	67
Cash payments for stock-based compensation	(111)	—	(4)	(115)
Noncash interest expense	4	1	103	108
Share of earnings of affiliates, net	(47)	(14)	(30)	(91)
Realized and unrealized losses (gains) on financial instruments, net	(20)	31	268	279
Gains on disposition of assets, net	—	—	(607)	(607)
Other than temporary declines in fair value of investments	—	—	4	4
Minority interests in earnings (losses) of subsidiaries	35	(10)	2	27
Deferred income tax expense (benefit)	(262)	17	(220)	(465)
Other noncash charges (credits), net	(13)	5	52	44
Changes in operating assets and liabilities, net of the effects of acquisitions:
Current assets	(219)	72	(155)	(302)
Payables and other current liabilities	38	(106)	728	660

Net cash provided by operating activities	553	139	321	1,013

Cash flows from investing activities:
Cash proceeds from dispositions	—	—	1,322	1,322
Premium proceeds (payments) from origination of derivatives	(5)	—	64	59
Net proceeds from settlement of derivatives	—	—	101	101
Cash paid for acquisitions, net of cash acquired	(767)	(174)	(266)	(1,207)
Capital expended for property and equipment	(259)	(9)	(10)	(278)
Net sales of short term investments	23	—	264	287
Other investing activities, net	(8)	80	(241)	(169)

Net cash provided (used) by investing activities	(1,016)	(103)	1,234	115

Cash flows from financing activities:
Borrowings of debt	3,227	—	2	3,229
Repayments of debt	(2,188)	(3)	—	(2,191)
Intergroup cash transfers, net	293	(32)	(261)	—
Repurchases of Liberty common stock	(954)	—	—	(954)
Other financing activities, net	68	5	(93)	(20)

Net cash provided (used) by financing activities	446	(30)	(352)	64

Effect of foreign currency rates on cash	18	—	—	18

Net cash provided to discontinued operations:
Cash provided by operating activities	—	—	62	62
Cash used by investing activities	—	—	(67)	(67)
Cash provided by financing activities	—	—	6	6

Net cash provided by discontinued operations	—	—	1	1

Net increase in cash and cash equivalents	1	6	1,204	1,211
Cash and cash equivalents at beginning of year	945	85	866	1,896

Cash and cash equivalents at end of year	$946	91	2,070	3,107

STATEMENT OF CASH FLOWS INFORMATION
Year ended December 31, 2005
(unaudited)

	Attributed (note 1)
	Interactive Group	Entertainment Group	Capital Group	Consolidated Liberty
	amounts in millions
Cash flows from operating activities:
Net earnings (loss)	$298	(33)	(298)	(33)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Earnings from discontinued operations	—	—	(10)	(10)
Depreciation and amortization	449	49	47	545
Stock-based compensation	52	11	(11)	52
Cash payments for stock-based compensation	—	(8)	(95)	(103)
Noncash interest expense	3	1	97	101
Share of losses (earnings) of affiliates, net	(9)	17	(21)	(13)
Realized and unrealized losses (gains) on financial instruments, net	17	(71)	(203)	(257)
Losses (gains) on disposition of assets, net	(40)	—	401	361
Other than temporary declines in fair value of investments	—	351	98	449
Minority interests in earnings of subsidiaries	48	—	3	51
Deferred income tax benefit	(188)	(170)	(31)	(389)
Other noncash charges (credits), net	38	7	(4)	41
Changes in operating assets and liabilities, net of the effects of acquisitions:
Current assets	(162)	(30)	17	(175)
Payables and other current liabilities	248	—	198	446

Net cash provided by operating activities	754	124	188	1,066

Cash flows from investing activities:
Cash proceeds from dispositions	1	—	48	49
Premium proceeds from origination of derivatives	—	—	473	473
Net proceeds from settlement of derivatives	—	—	461	461
Capital expended for property and equipment	(153)	(10)	(5)	(168)
Net purchases of short term investments	—	—	(85)	(85)
Cash paid for acquisitions, net of cash acquired	(85)	—	(11)	(96)
Other investing activities, net	(19)	—	(12)	(31)

Net cash provided (used) by investing activities	(256)	(10)	869	603

Cash flows from financing activities:
Borrowings of debt	800	—	61	861
Repayments of debt	(1,734)	(6)	(61)	(1,801)
Intergroup cash transfers, net	548	(88)	(460)	—
Other financing activities, net	23	—	66	89

Net cash used by financing activities	(363)	(94)	(394)	(851)

Effect of foreign currency rates on cash	(45)	—	—	(45)

Net cash provided to discontinued operations:
Cash provided by operating activities	—	—	75	75
Cash used by investing activities	—	—	(110)	(110)
Cash provided by financing activities	—	—	11	11
Change in available cash held by discontinued operations	—	—	(177)	(177)

Net cash provided to discontinued operations	—	—	(201)	(201)

Net increase in cash and cash equivalents	90	20	462	572
Cash and cash equivalents at beginning of year	855	65	404	1,324

Cash and cash equivalents at end of year	$945	85	866	1,896

Notes to Historical Attributed Financial Information

(Unaudited)

(1)
The assets attributed to our Interactive Group include our consolidated subsidiaries QVC, Inc, Provide Commerce, Inc., BuySeasons, Inc., Backcountry.com, Inc. and Bodybuilding.com, LLC and our interests in IAC/InterActiveCorp, GSI Commerce, Inc and Expedia. Accordingly, the accompanying attributed financial information for the Interactive Group includes our investments in IAC/InterActiveCorp, GSI and Expedia as well as the assets, liabilities, revenue, expenses and cash flows of QVC, Provide, BuySeasons, Backcountry and Bodybuilding. We have also attributed certain of our debt obligations (and related interest expense) to the Interactive Group based upon a number of factors, including the cash flow available to the Interactive Group and its ability to pay debt service and our assessment of the optimal capitalization for the Interactive Group. The specific debt obligations attributed to each of the Interactive Group, the Entertainment Group and the Capital Group are described in note 3 below. In addition, we have allocated certain corporate general and administrative expenses among the Interactive Group, the Entertainment Group and the Capital Group as described in note 4 below.

  The Interactive Group focuses on video and on-line commerce businesses. Accordingly, we expect that businesses that we may acquire in the future that we believe are complementary to this strategy will also be attributed to the Interactive Group.

  The Entertainment Group consists of our subsidiaries Starz Entertainment, LLC and FUN Technologies, Inc, our minority equity interests in GSN, LLC and WildBlue Communications, Inc. and approximately $500 million of cash and cash equivalents. Accordingly, the accompanying attributed financial information for the Entertainment Group includes these investments and the assets, liabilities, revenue, expenses and cash flows of these consolidated subsidiaries. We have also attributed $551 million principal amount of our publicly traded debt to the Entertainment Group. Additionally, we completed our exchange transaction with News Corporation in February 2008 pursuant to which we exchanged our minority interest in News Corporation for that company's approximate 41% interest in The DIRECTV Group, Inc., three regional sports television networks and approximately $465 million in cash. We have attributed the businesses and assets we obtained from News Corporation to the Entertainment Group.

  The Entertainment Group focuses primarily on programming and communications businesses. Accordingly, we expect that businesses that we may acquire in the future that we believe are complementary to this strategy will also be attributed to the Entertainment Group.

  The Capital Group consists of all of our businesses not included in the Interactive Group or the Entertainment Group including our consolidated subsidiaries Atlanta National League Baseball Club, Inc., Starz Media, LLC, Leisure Arts, Inc. and TruePosition, Inc. and several non-strategic minority equity investments. Accordingly, the accompanying attributed financial information for the Capital Group includes these investments and the assets, liabilities, revenue, expenses and cash flows of these consolidated subsidiaries. In addition, we have attributed to the Capital Group all of our notes and debentures (and related interest expense) that have not been attributed to the Interactive Group or the Entertainment Group. See note 3 below for the debt obligations attributed to the Capital Group.

  Any businesses that we may acquire in the future that we do not believe will be complementary to the Interactive Group or the Entertainment Group will be attributed to the Capital Group.

  While we believe the attribution methodology described above is reasonable and fair to each group, management may elect to change the attribution methodology in the future. In the event we elect to transfer assets or businesses from one group to another, such transfer would be made on a

Notes to Historical Attributed Financial Information

(Unaudited)

  fair value basis and would be accounted for as a short term loan unless our board of directors determines to account for it as a long-term loan or through an inter-group interest.

(2)
Investments in available-for-sale securities and other cost investments are summarized as follows:

	December 31, 2007	December 31, 2006
	amounts in millions
Interactive Group
IAC/InterActiveCorp	$1,863	2,572
Other	181	—

Total attributed Interactive Group	2,044	2,572

Entertainment Group
News Corporation	10,647	11,158
Other	5	2

Total attributed Entertainment Group	10,652	11,160

Capital Group
Time Warner Inc. ("Time Warner") (a)	1,695	3,728
Sprint Nextel Corporation (a)	1,150	1,651
Motorola, Inc. (a)	1,187	1,522
Viacom, Inc.	333	311
Embarq Corporation (a)	216	230
Other available-for-sale equity securities (a)	104	289
Other available-for-sale debt securities	156	135
Other cost investments and related receivables	32	32

Total attributed Capital Group	4,873	7,898

Consolidated Liberty	17,569	21,630
Less short-term investments	—	(8)

	$17,569	21,622

    (a)
    Includes shares pledged as collateral for share borrowing arrangements.

Notes to Historical Attributed Financial Information

(Unaudited)

(3)
Debt attributed to the Interactive Group, the Entertainment Group and the Capital Group is comprised of the following:

	December 31, 2007		December 31, 2006
	Outstanding principal	Carrying value	Carrying value
	amounts in millions
Interactive Group
7.875% Senior Notes due 2009	$670	668	667
7.75% Senior Notes due 2009	233	234	234
5.7% Senior Notes due 2013	803	801	800
8.5% Senior Debentures due 2029	500	495	495
8.25% Senior Debentures due 2030	902	895	895
QVC bank credit facilities	4,023	4,023	3,225
Other subsidiary debt	61	61	67

Total Interactive Group debt	7,192	7,177	6,383

Entertainment Group
3.25% Senior Exchangeable Debentures due 2031	551	419	119
Subsidiary debt	54	54	57

Total Entertainment Group debt	605	473	176

Capital Group
0.75% Senior Exchangeable Debentures due 2023	1,750	1,820	1,637
4% Senior Exchangeable Debentures due 2029	869	556	254
3.75% Senior Exchangeable Debentures due 2030	810	463	234
3.5% Senior Exchangeable Debentures due 2031	501	432	238
Liberty bank facility	750	750	—
Subsidiary debt	44	44	101

Total Capital Group debt	4,724	4,065	2,464

Total debt	$12,521	11,715	9,023

(4)
Cash and stock-based compensation expense for our corporate employees have been allocated among the Interactive Group, the Entertainment Group and the Capital Group based on the estimated percentage of time spent providing services for each group. Other general and administrative expenses are charged directly to the groups whenever possible and are otherwise allocated based on estimated usage or some other reasonably determined methodology. General and administrative costs, including stock-based compensation, allocated from the Capital Group to the Interactive Group and the Entertainment Group are as follows:

	Years ended December 31,
	2007	2006	2005
	amounts in millions
Interactive Group	$17	13	5
Entertainment Group	$19	12	1

Notes to Historical Attributed Financial Information

(Unaudited)

  While we believe that this allocation method is reasonable and fair to each group, management may elect to change the allocation methodology or percentages used to allocate general and administrative expenses in the future.

(5)
Effective January 1, 2006, we adopted Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-based Payment" ("Statement 123R"). Statement 123R requires that we amortize the grant date fair value of our stock options and stock appreciation rights that qualify as equity awards as stock compensation expense over the vesting period of such awards. Statement 123R also requires that we record our liability awards at fair value each reporting period and that the change in fair value be reflected as stock compensation expense in our consolidated statements of operations. In connection with our adoption of Statement 123R, we recorded an $89 million transition adjustment, net of related income taxes. The transition adjustment is reflected in our consolidated statement of operations as the cumulative effect of accounting change. Stock-based compensation included in selling, general and administrative expenses in the accompanying statement of operations information is as follows:

	Years ended December 31,
	2007	2006	2005
	amounts in millions
Interactive Group	$35	59	52
Entertainment Group	$46	2	11
Capital Group	$12	6	(11)
(6)
We have accounted for income taxes for the Interactive Group, the Entertainment Group and the Capital Group in the accompanying attributed financial information in a manner similar to a stand-alone company basis. To the extent this methodology differs from our tax sharing policy, differences have been reflected in the attributed net assets of the groups.

Interactive Group

  The Interactive Group's income tax benefit (expense) consists of:

	Years ended December 31,
	2007	2006	2005
	amounts in millions
Current:
Federal	$(280)	(305)	(259)
State and local	(64)	(57)	(69)
Foreign	(90)	(110)	(85)

	(434)	(472)	(413)

Deferred:
Federal	94	197	150
State and local	33	62	40
Foreign	1	3	(2)

	128	262	188

Income tax expense	$(306)	(210)	(225)

Notes to Historical Attributed Financial Information

(Unaudited)

  The Interactive Group's income tax benefit (expense) differs from the amounts computed by applying the U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2007	2006	2005
	amounts in millions
Computed expected tax expense	$(262)	(283)	(183)
Change in estimated foreign and state tax rates	(6)	132	28
State and local income taxes, net of federal income taxes	(19)	(23)	(25)
Foreign taxes, net of foreign tax credits	(10)	(20)	(29)
Change in valuation allowance affecting tax expense	5	(14)	2
Minority interest	(10)	(12)	(12)
Disqualifying disposition of incentive stock options	—	14	—
Other, net	(4)	(4)	(6)

Income tax expense	$(306)	(210)	(225)

  The tax effects of temporary differences that give rise to significant portions of the Interactive Group's deferred tax assets and deferred tax liabilities are presented below:

	December 31,
	2007	2006
	amounts in millions
Deferred tax assets:
Net operating and capital loss carryforwards	$43	35
Accrued stock compensation	11	23
Other accrued liabilities	148	161
Deferred revenue	11	—
Other future deductible amounts	100	90

Deferred tax assets	313	309
Valuation allowance	(12)	(19)

Net deferred tax assets	301	290

Deferred tax liabilities:
Investments	594	884
Intangible assets	2,083	2,225
Other	145	79

Deferred tax liabilities	2,822	3,188

Net deferred tax liabilities	$2,521	2,898

Notes to Historical Attributed Financial Information

(Unaudited)

Entertainment Group

  The Entertainment Group's income tax benefit (expense) consists of:

	Years ended December 31,
	2007	2006	2005
	amounts in millions
Current:
Federal	$(28)	(24)	(41)
State and local	1	—	—
Foreign	(2)	(2)	(2)

	(29)	(26)	(43)

Deferred:
Federal	(38)	(12)	161
State and local	(10)	(5)	9
Foreign	—	—	—

	(48)	(17)	170

Income tax benefit (expense)	$(77)	(43)	127

  The Entertainment Group's income tax benefit (expense) differs from the amounts computed by applying the U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2007	2006	2005
	amounts in millions
Computed expected tax benefit (expense)	$(75)	(10)	56
Impairment charges and amortization of goodwill not deductible for income tax purposes	(11)	(39)	—
State and local income taxes, net of federal income taxes	(6)	(3)	6
Foreign taxes	—	(1)	(1)
Change in estimated state and foreign tax rates	—	—	53
Change in valuation allowance affecting tax expense	(4)	(6)	—
Dividends received deduction	12	12	12
Other, net	7	4	1

Income tax benefit (expense)	$(77)	(43)	127

Notes to Historical Attributed Financial Information

(Unaudited)

  The tax effects of temporary differences that give rise to significant portions of the Entertainment Group's deferred tax assets and deferred tax liabilities are presented below:

	December 31,
	2007	2006
	amounts in millions
Deferred tax assets:
Net operating and capital loss carryforwards	$1	16
Accrued stock compensation	65	49
Intangible assets	47	15
Other future deductible amounts	3	27

Deferred tax assets	116	107
Valuation allowance	(33)	(18)

Net deferred tax assets	83	89

Deferred tax liabilities:
Investments	3,396	3,567
Discount on exchangeable debentures	193	211
Other	15	14

Deferred tax liabilities	3,604	3,792

Net deferred tax liabilities	$3,521	3,703

Capital Group

  The Capital Group's income tax benefit (expense) consists of:

	Years ended December 31,
	2007	2006	2005
	amounts in millions
Current:
Federal	$281	(184)	200
State and local	(18)	(35)	(6)
Foreign	(1)	—	(1)

	262	(219)	193

Deferred:
Federal	(208)	177	(92)
State and local	8	42	123
Foreign	—	1	—

	(200)	220	31

Income tax benefit	$62	1	224

Notes to Historical Attributed Financial Information

(Unaudited)

  The Capital Group's income tax benefit (expense) differs from the amounts computed by applying the U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2007	2006	2005
	amounts in millions
Computed expected tax benefit (expense)	$(463)	(43)	186
Nontaxable exchange of investments for subsidiaries and cash	541	—	—
State and local income taxes, net of federal income taxes	(10)	(8)	26
Foreign taxes	9	1	(1)
Change in valuation allowance affecting tax expense	(10)	96	(42)
Disposition of nondeductible goodwill in sales transactions	—	(43)	—
Change in estimated state and foreign tax rates	2	(2)	66
Other, net	(7)	—	(11)

Income tax benefit	$62	1	224

  The tax effects of temporary differences that give rise to significant portions of the Capital Group's deferred tax assets and deferred tax liabilities are presented below:

	December 31,
	2007	2006
	amounts in millions
Deferred tax assets:
Net operating and capital loss carryforwards	$271	419
Accrued stock compensation	14	7
Other future deductible amounts	428	263

Deferred tax assets	713	689
Valuation allowance	(18)	(9)

Net deferred tax assets	695	680

Deferred tax liabilities:
Investments	1,982	2,434
Intangible assets	248	139
Discount on exchangeable debentures	974	770
Other	—	269

Deferred tax liabilities	3,204	3,612

Net deferred tax liabilities	$2,509	2,932

(7)
Pro forma basic earnings (loss) from continuing operations per common share has been calculated by dividing the earnings (loss) from continuing operations attributable to each of the Entertainment Group and the Capital Group by 516.4 million shares of Liberty Entertainment common stock and 129.1 million shares of Liberty Capital common stock, respectively, which are the number of shares that would have been issued if the reclassification had been completed on December 31, 2007.

Notes to Historical Attributed Financial Information

(Unaudited)

(8)
The Liberty Interactive common stock, Liberty Entertainment common stock and Liberty Capital common stock have voting and conversion rights under the amended charter. Following is a summary of those rights. Holders of Series A common stock are entitled to one vote per share and holders of Series B common stock are entitled to ten votes per share. Holders of Series C common stock will be entitled to 1/100th of a vote per share in certain limited cases and will otherwise not be entitled to vote. In general, holders of Series A and Series B common stock vote as a single class. In certain limited circumstances, the board may elect to seek the approval of only the holders of common stock related to our Interactive Group, our Entertainment Group or our Capital Group.

  At the option of the holder, each share of Series B common stock is convertible into one share of Series A common stock of the same group. At the discretion of our board, the common stock related to one group may be converted into common stock of the same series that is related to one of our other groups.

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Unaudited Historical Attributed Financial Information for Tracking Stock Groups
Notes to Historical Attributed Financial Information (Unaudited)